Ivy Funds

Supplement dated April 30, 2019 to the

Ivy Funds Statement of Additional Information

dated July 31, 2018

as supplemented November 5, 2018 and January 31, 2019

The following replaces the second sentence of the first paragraph of the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions” section on page 50:

Each of the Funds (other than Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund and Ivy Science and Technology Fund) is “diversified” as defined in the 1940 Act.

The following replaces the first sentence of the second paragraph of the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions” section on page 50:

Each of Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund and Ivy Science and Technology Fund is “non-diversified” as defined in the 1940 Act.

The following replaces No. 7 in the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Fundamental Investment Restrictions” list on page 51:

For each Fund except Ivy Energy Fund, Ivy Government Money Market Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund and Ivy Securian Real Estate Securities Fund: The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to Federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For Ivy Energy Fund:

Under normal circumstances, the Fund will concentrate its investments in the energy industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For Ivy Government Money Market Fund:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

For each of Ivy LaSalle Global Real Estate Fund and Ivy Securian Real Estate Securities Fund:

Under normal circumstances, each Fund will concentrate its investments in the real estate or real estate-related industry. Each Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For Ivy Natural Resources Fund:

Under normal market conditions, Ivy Natural Resources Fund will concentrate its investments in securities of issuers that produce, refine, develop, store, transport or supply energy or industrial products (i.e., building materials, packaging, chemicals, base metals, forest and agricultural products or provide basic services to the natural resources industry).

For Ivy Science and Technology Fund:

Under normal circumstances, the Fund will concentrate its investments in the securities of science and technology companies or companies that benefit from the application of science and/or technology. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The following replaces the first paragraph of No. 8 in the “The Funds, Their Investments, Related Risks and Restrictions — Investment Restrictions — Non-Fundamental Investment Restrictions” list on page 53:

For each Fund (other than Ivy Energy Fund, Ivy LaSalle Global Real Estate Fund, Ivy Natural Resources Fund and Ivy Science and Technology Fund), except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Supplement	Statement of Additional Information	1